Master Program Agreement


This Master Program Agreement ("Agreement") dated July 26, 1999 is entered into between NetWolves Corporation, a New York corporation, located at 200 Broadhollow Road, Melville, New York 11747, ("NetWolves"), and Comdisco, Inc., a Delaware Corporation, located at 6111 N. River Road, Rosemont, IL 60018 ("Comdisco").

NetWolves is the manufacturer of certain equipment known as the FoxBox and Comdisco is in the business of financing equipment and providing services in connection with the equipment.

This Agreement contemplates an on-going business relationship in which Comdisco will (i) acquire from NetWolves, all of the right, title and interest in the equipment with the exception of intellectual property rights, software upgrades and software application and content; (ii) take an assignment in associated leases between NetWolves and certain customers of NetWolves; and (iii) provide services with respect to the equipment as NetWolves' subcontractor and take an assignment of the services fees in connection therewith.

NOW THEREFORE, in consideration of the foregoing and the covenants and conditions set forth herein, the parties have entered into this Agreement and mutually agree as follows.

Definitions

"Commencement Certificate" means an acceptance certificate substantially in the form of Exhibit A confirming acceptance of the leased Equipment.

"Equipment" means the FoxBox equipment which will be sold to Comdisco under this Agreement and leased to Target Customers by NetWolves or sold directly by NetWolves to Target Customers. The Equipment is specified in Exhibit B.

"Lease" or "Lease  Documents" means the Product  Agreement and related Equipment
Schedule in the form of Exhibit C which NetWolves will use to lease the Equipment and provide Services to Target Customers.

"Lessee" means a Target Customer under a Lease.

"Losses" means all losses, claims, liabilities, demands and expenses whatsoever including, without limitation, reasonable attorney's fees.

"Related Software" means NetWolves' software described in Exhibit D which is an integral part of the Equipment.

"Services" means the roll-out, maintenance, deinstallation and other services as detailed in the Statement of Work under Services and Lease Documents provided by Comdisco to Target Customers as NetWolves' subcontractor.

"Services Documents" means the Services Agreement and Services Schedule in the form of Exhibit E which NetWolves will use to provide Services to Target Customers who purchase the Equipment directly from NetWolves.

"Software Application and Content"

"Target Customer" shall be limited to companies that will lease or purchase the Equipment as detailed in Exhibit F.

"Transaction Package for Leased Equipment" means the following completed and properly executed documents between NetWolves and the Target Customer: (i) Product Agreement; (ii) Equipment Schedule.

"Transaction Package for Purchased Equipment" means the following completed and properly executed documents between NetWolves and the Target Customer: (i) Services Agreement; (ii) Services Schedule; and (iii) Master Sale Agreement.

1.0  Transaction Origination, Administration and Assignment

1.1 Comdisco and NetWolves will, simultaneously with the execution of this Agreement, execute the Master Agreement and Services Schedule in the form of Exhibit G to provide the Services on behalf of NetWolves to Target Customers pursuant to the terms of this Agreement.

1.2 Upon approving the credit of a Target Customer (as detailed in Section 3.0) Comdisco will prepare and forward original Lease or Services Documents to NetWolves, as applicable, to present to the Target Customer for execution. Any changes to the Lease or Services Documents will require Comdisco's approval.

1.3 Upon Comdisco's receipt and approval of the Transaction Package for Leased Equipment, NetWolves, upon receipt of payment from Comdisco for the Equipment, will be deemed to have assigned to Comdisco all of NetWolves' right, title and interest in the Equipment, with the exception of intellectual property rights, software upgrades and Software Application and Content, the Product Agreement, and the Equipment Schedule, including the right to receive any rental payments included therein. Thereafter, NetWolves will have no further right to any rentals associated with the Lease Documents during the Initial Term of any Equipment Schedule. Notwithstanding the foregoing assignment, NetWolves shall not be relieved of any of its obligations as a manufacturer, including warranty obligations.

1.4 Upon Comdisco's receipt and approval of a Transaction Package for Purchased Equipment, NetWolves, upon receipt of payment from Comdisco for the Equipment, will be deemed to have assigned to Comdisco all amounts due, if any, under a Master Sale Agreement, and all right, title and interest to the Services Agreement and Services Schedule (except for any obligations to be performed by NetWolves pursuant to the Master Agreement) and all amounts due or to become due thereunder. Thereafter, NetWolves will have no further right to any revenues associated with the foregoing documents.

1.5 Upon taking an assignment as described in 1.3 and 1.4 above or upon receipt of the executed Master Sale Agreement, Comdisco will undertake all invoicing on NetWolves' letterhead to the Target Customer in accordance with the terms of the Lease or Services Documents or the Master Sale Agreement, as applicable. If NetWolves becomes aware of any default by a Target Customer under the Lease or Services Documents, it shall promptly notify Comdisco.

1.6 Lessee shall be responsible for and shall file and pay all property taxes incurred in connection with the lease of the Equipment. The Product Agreement shall provide that Lessee shall indemnify and hold Lessor harmless from and against all taxes, other than those taxes based upon the net income of Lessor.

1.7 NetWolves will at all times remain the owner of the Related Software and agrees to transfer all Related Software to the Target Customers, pursuant to the terms of NetWolves' standard documentation evidencing such transfer.

1.8 Comdisco acknowledges that it is purchasing the Equipment for resale/lease and will provide NetWolves with valid exemption certificates.


2.0  Financial Arrangement

2.1 Comdisco has entered into this financial arrangement on the basis of NetWolves intending to implement 40,000 Target Customer locations within forty-eight (48) months from the date of this Master Program Agreement.

2.2 The calculation of the Equipment purchase price is contingent upon whether the Target Customer purchases or leases the Equipment ("purchase price").

     2.2.1Target Customer Elects to Purchase the Equipment. If a Target Customer elects to purchase the Equipment from NetWolves instead of entering into a Lease, and elects not to take the Services, then upon Comdisco's receipt and approval of a Transaction Package for Purchased Equipment containing the Master Sale Agreement only, and receipt of the sale price from the Target Customer, Comdisco will remit to NetWolves an amount equal to the purchase price of the Equipment less $1,400. If a Target Customer elects to purchase the Equipment and elects to take the Services, then upon Comdisco's receipt and approval of a Transaction Package for Purchased Equipment and receipt of the sale price from the Target Customer, Comdisco will remit to NetWolves the full purchase price. All Services provided will be based on a term of forty-eight (48) months.

     2.2.2Target Customer Elects to Lease the Equipment. If a Target Customer elects to lease the Equipment, then upon Comdisco's receipt and approval of a Transaction Package for Leased Equipment, the purchase price for each unit of Equipment will equal the present value of the rental stream at an interest rate commensurate with the Target Customer's credit rating and prevailing market rates. Comdisco will purchase the Equipment from NetWolves, without recourse but subject to
          Section 4.1(h), at 95% of the purchase price. Comdisco agrees to remit payment to NetWolves for the Equipment within ten (10) days of Comdisco's receipt and approval of the applicable Transaction Package for Leased Equipment and Commencement Certificate. At the time of payment, NetWolves will provide Comdisco with a bill of sale.

2.3 Comdisco will charge a Service fee of $600.00 to install each item of Equipment. Comdisco will charge a minimum Service fee of $300.00 to deinstall each item of Equipment. In the event NetWolves charges a Target Customer a Service Fee greater than $300.00 to deinstall an item of Equipment, NetWolves and Comdisco will share the excess amount on the basis of 73% to NetWolves and 27% to Comdisco. All amounts in connection with the installation or deinstallation of the Equipment will be invoiced upon completion of such installation or deinstallation.

2.4 For the first twelve (12) months of an Equipment Schedule or a Services Schedule, as applicable, the Target customer will not be obligated to pay Service fees other than for installation and deinstallation, because the Equipment is considered to be under manufacturer warranty. Beginning in month thirteen (13) of the Equipment or Services Schedule, Customer will be obligated to pay a Service fee of $28.00 per month per item of Equipment.

2.5 The rent under an Equipment Schedule is estimated to be $200.00 per month per item of Equipment installed, exclusive of taxes.

2.6 The Lease Documents will require Lessee to pay Lessor the last month's rent at the time that the first rent payment is due.

2.7 Comdisco's obligation to purchase the Equipment and to pay NetWolves the purchase price is contingent upon the following:

     a. Lessee's credit has been approved and there is no adverse change in Lessee's credit as defined under the Equipment Schedule.

     b.   The Lessee is not in default under any Equipment Schedule.

     c. Comdisco has received a completed and approved Transaction Package for Leased Equipment, and an executed Commencement Certificate.

     d.   Comdisco  has  received  a  completed  and  approved  the   applicable
          Transaction Package for Purchased Equipment and the sale price from the Target Customer.

     e. NetWolves is not in default under this Agreement, the Master Agreement or the Services Schedule.

     f. Neither NetWolves nor a Target Customer is in default under any Lease or Services Documents.

2.8 NetWolves agrees that Comdisco may, on a periodic basis, review and audit, at reasonable times and on reasonable notice, NetWolves' sale of Equipment to Target Customers.

3.0  Credit Review

3.1 Prior to entering into Lease or Services Documentation with a Target Customer, NetWolves will request credit approval from Comdisco with respect to the Target Customer. Credit approval and the rent under the Lease Documents will be calculated based on the Credit Table set forth below and all credit approval will be valid for a period of forty-five (45) days from the date of approval.

3.2  Credit Table
     Moodys Rating            Basis Points Above Like Term Treasuries
     -------------            ---------------------------------------
     AAA   Aa3                175 basis points
     A1   A3                  200
     Baa1   Baa3              225
     Below Baa3               Individual Credit Review Needed

     Comdisco reserves the right to re-adjust the basis points listed above based upon a change in market conditions as determined by Comdisco within six (6) months from the date of this Agreement and every six (6) months thereafter. If market conditions change so that Comdisco readjusts the basis points as provided for herein, and NetWolves deems such readjustment to be above competitive market rates, NetWolves will obtain three (3) quoted rates from a third party using a similar point structure (the "Quoted Rates"). If Comdisco matches the average of the Quoted Rates, NetWolves will be deemed to accept Comdisco's readjustment. If Comdisco elects not to match the Quoted Rates, NetWolves may obtain hardware financing from one of the three parties supplying the Quoted Rates.


4.0  Representations and Warranties

4.1 NetWolves hereby represents and warrants (as of the date of execution of this Agreement as to (a) and (b) below) that:

a. It is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power to enter into this Agreement and to carry out transactions contemplated herein.

b. The execution and delivery of this Agreement, and all other documents contemplated herein (including but not limited to the Warrant Agreement), as well as performance of the contemplated transactions hereunder have been duly authorized by all necessary corporate action and this Agreement, and all other documents contemplated herein, constitute a legal, valid and binding obligation enforceable in accordance with its terms.

c. Except as detailed in this Agreement, there will be no other agreements between NetWolves and the Target Customer relating to the Equipment and Services in contradiction of the terms of this Agreement. Nothing contained in this Agreement shall preclude NetWolves from selling or leasing other services to the Target Customer.

d. All credit information known to NetWolves concerning a Target Customer will have been disclosed or made available to Comdisco.

e. The Target Customer is not be in default under any other agreement with NetWolves which is not the subject of this Agreement.

f. As of the payment of the purchase price to NetWolves, it is the owner of the Equipment and that title to the Equipment will be free and clear of all liens, claims, interests and encumbrances of any kind, including, but not limited to, infringement for claims of third party proprietary rights.

g. If Comdisco purchases the Equipment from NetWolves, pursuant to the Target Customer's election to lease the Equipment, title to the Equipment will vest in Comdisco upon payment of the purchase price.

h. The Equipment will be in working order at the time of installation at the Target Customer location, will perform in all material respects in accordance with NetWolves specifications published at the time the Equipment is installed, and will be subject to NetWolves then current manufacturer warranties.

4.2 Comdisco hereby represents and warrants that, as of the date of execution of this Agreement that:

     a. It is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power to enter into this Agreement and to carry out the transactions contemplated herein.

     b. The execution and delivery of this Agreement, and all other documents contemplated herein, as well as the performance of the contemplated transactions hereunder have been duly authorized by all necessary corporate action and this Agreement, and all other documents contemplated herein, constitute a legal, valid and binding obligation enforceable in accordance with its terms.


5.0  Indemnification

     5.1 NetWolves agrees to indemnify and hold harmless Comdisco and its affiliates, subsidiaries, employees and agents, successors and assigns from any and all:

          a. Losses arising from any third party claims based upon a breach of NetWolves' representations, warranties or obligations under this Agreement.

          b. Losses resulting directly or indirectly from claims including, without limitation, third party claims arising in strict liability or negligence or claims of infringement or misappropriation of any proprietary interest or right of any third party, including without limitation any trademark, patent, copyright or trade secret in connection with the Equipment and/or Related Software:

          c. Losses arising from third party claims based upon any inaccurate or incomplete information willfully or intentionally provided by NetWolves.

5.2 In the event that a third party claims that the Equipment or any Related Software infringes a trade secret, patent, copyright or any proprietary right of a third party, NetWolves agrees to defend Comdisco, at NetWolves' expense, and NetWolves will pay all costs, damages and reasonable attorney's fees awarded to a third party arising from such infringement. Comdisco agrees to promptly notify NetWolves of any such claim and will allow NetWolves to control the defense and any related settlement negotiations, provided such settlement does not affect Comdisco's right as owner of the Equipment nor diminish or increase Comdisco's or Target Customer's rights or obligations under the Lease or Services Documentation. Comdisco may participate in the defense of any such claim at its own cost and expense.


6.0  Limitation of Liability

     IN CONNECTION WITH THIS AGREEMENT, NEITHER COMDISCO NOR NETWOLVES WILL BE LIABLE TO THE OTHER FOR INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

7.0  Equipment Maintenance

7.1  The   responsibilities   of  Comdisco  and  NetWolves  in  connection  with
     maintenance will be as detailed in the Statement of Work, attached to the Services Schedule under the Master Agreement.


8.0  Remarketing

8.1 Comdisco will, at the request of NetWolves, either directly or indirectly through its subcontractor, perform the following services following a Lease termination:

     a. Upon expiration of the Initial Term of any Equipment Schedule, any in-place extension rental and in-place purchase price negotiated between Comdisco and Lessee will be apportioned between Comdisco and NetWolves as follows: NetWolves 73% and Comdisco 27%.

     b. For any Equipment that is returned to Comdisco by a Lessee at lease termination, and that is remarketed to a subsequent user, Comdisco will take the first $400.00 per item of Equipment for storage and refurbishing costs incurred by Comdisco. Any remarketing proceeds in excess of $400.00 shall be apportioned 73% to NetWolves and 27% to Comdisco.


9.0  Term and Termination

9.1 This Agreement shall be effective as of the date first set forth above and shall continue for an initial period of four (4) years (the "initial term"), and thereafter shall be automatically renewed for additional one-year periods (the "extended term"), unless terminated in writing by either party given thirty (30) days prior to the expiration of the initial term. During the extended term, either party may terminate this Agreement at any time upon thirty (30) days prior written notice.

9.2 Either party may, by written notice, terminate this Agreement for cause if the other party fails to cure a material default under the Agreement. Any material default must be specifically identified in the notice of termination. After written notice, the notified party will have thirty (30) days to remedy any default. Failure to remedy the material default within the time period provided for herein will give cause for immediate termination.

9.3 Notwithstanding any termination of this Agreement, the terms and conditions of this Agreement will survive for purposes of any Equipment Schedule or Services Schedule in effect with a Target Customer.

9.4 Provided Comdisco is not in material default under this Agreement and subject to paragraphs 4.1(c) and 3.2, during the initial or any extended term of this Agreement or upon the lease or purchase of 20,000 units of Equipment as contemplated under this Agreement, whichever comes first, NetWolves agrees not to enter into any agreement in connection with any Target Customer with any other technology services provider for the purpose of providing hardware financing and the Services specified under the Statement of Work in Exhibit E.


10.0 Publicity

     Except as hereinafter provided in this Section, NetWolves and Comdisco will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the other transactions contemplated hereby, including using any tradename, or service mark which identifies the other party, and shall not issue any press release or make any such public statement prior to receiving the consent of the other party, which consent will not be unreasonably withheld or delayed. Nothing contained herein shall prohibit any party from making a press release or other statement required by law or by obligations pursuant to any agreement with any automated interdealer quotation system if the party making the disclosure has first consulted with the other party hereto.


11.0 Warrant Coverage

     In consideration of entering into this Agreement, NetWolves will simultaneous with the execution of this Agreement issue a Warrant Agreement granting to Comdisco the right to purchase 175,000 shares of NetWolves Common Stock, for an Exercise Price of $10.00 per share, with a term of no less than five (5) years. The form of Warrant Agreement shall be as attached to this Agreement as Exhibit H, "Warrant Agreement". The number and purchase price of shares shall be subject to adjustment as provided in
     Section 8 of the Warrant Agreement. The Exercise Price may be paid at Comdisco's election either by cash or check or by surrender of Warrants ("Net Issuance") as determined in the Warrant Agreement.


12.0 Confidentiality

     Each party (including its employees and agents) will use the same standard of care to protect any confidential information of the other disclosed during negotiation or performance of this Agreement that it uses to protect its own confidential information. Confidential Information will not include information which (i) is or becomes publicly available through no wrongful act of the receiving party; (ii) was known by the receiving party at the time of disclosure without any obligation of confidentiality; (iii) was acquired by the receiving party from a third party without restriction on nondisclosure; or (iv) was developed independently by the receiving party.


13.0 Miscellaneous

13.1 Each party is an independent contractor and, except as expressly set forth herein, will have no authority to bind or commit the other party. Nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between the parties.

13.2 Except as set forth herein, neither party may assign their rights and obligations described in this Agreement without the prior written consent of the other party except for assignments to affiliates or subsidiaries who agree to be bound by the terms of this Agreement. In addition, in the event of any such assignment on the part of NetWolves, NetWolves agrees to remain primarily liable for the performance of all obligations hereunder. Notwithstanding the foregoing, Comdisco may subcontract the performance of its Services to a third party or assign its rights as provided for under the Lease.

13.3 The waiver by either party of a breach of any provision of this Agreement will not be construed as a waiver of any subsequent breach. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity of the remaining provisions.

13.4 This Agreement including each Exhibit represents the entire agreement between the parties and supersedes all oral or other written agreements understandings between the parties concerning the Equipment and Services. This Agreement may not be modified unless in writing and signed by the party against whom enforcement of the modification is sought.

13.5 Any notice, request or other communication under this Agreement will be given in writing and deemed received upon the earlier of actual receipt or three (3) days after mailing if mailed postage prepaid by regular or airmail to the address set forth above or, one day after such notice is sent by courier or facsimile transmission. Copies to NetWolves also are to be provided to David H. Lieberman, Esq., Blau, Kramer, Wactlar & Lieberman, P.C., 100 Jericho Quadrangle, Jericho, NY 11731.

13.6 Those terms and conditions which would, by their meaning or intent, survive the expiration or termination of this Agreement will so survive.

13.7 THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS. If there is any dispute or litigation as a result of this Agreement, the prevailing party will be entitled to reasonable attorney's fees. Any action by either party must be brought within two (2) years after the cause of action arose.

13.8 All Exhibits to this Agreement are hereby incorporated into and deemed to be a part of this Agreement.

13.9 In connection with the Services, in the event of any conflict between this Agreement and the Master Agreement, the Master Agreement will govern.

13.10Terms  and   conditions  on  any   NetWolves'   purchase   order  or  other
     acknowledgment form in addition to, different from or in conflict with the terms of this Agreement will be of no force or effect.

13.11NetWolves will promptly deliver to Comdisco after filing such documents with the Securities and Exchange Commission, at Comdisco's request:

     a.   NetWolves' Quarterly and Annual forms 10Q and 10K.

     b. Such other information concerning the financial condition of NetWolves which is available to the public as Comdisco may from time to time request.

13.12Comdisco and NetWolves will cooperate by furnishing such records and supporting material relating to transactions contemplated hereunder as may be reasonably requested by each party, and in the preparation of forms, including notices to Lessees, and the execution of such other documents as may be necessary to fulfill the intent and effectuate the purpose of this Agreement.

13.13This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, personal representatives, executors, heirs and permitted assigns.


IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

NETWOLVES CORPORATION                        COMDISCO, INC.

By; /s/ Walter M. Groteke                    By: /s/ John Christopher

Title: ___________________________           Title: ____________________________

Date: _____________________________          Date: ____________________________

                                   Exhibit A
                        to the Master Program Agreement
                       between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999


                            COMMENCEMENT CERTIFICATE
                            ------------------------

     This Certificate dated is executed pursuant to Equipment Schedule No. __ to the Product Agreement dated _______ between NetWolves Corporation ("Lessor") and ________________________ ("Lessee").

1.      Equipment:
        ---------

                             Equipment
        Qty.       Mfg.      Type/Model       Serial #        Location
        ----       ----      ----------       --------        --------






2.      Commencement Date:
        -----------------

3.      Total Equipment Cost:        $
        --------------------
        (Please total attached invoices)

4.      Representations of Lessee:
        -------------------------

          The Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on the Commencement Date.



as Lessee

By:_______________________________

Title:____________________________

                                   Exhibit B
                        to the Master Program Agreement
                       between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999

                             FoxBox Product Family

                                  FoxBox ESCN
                                  -----------

Connection Type                 Dial on Demand
---------------                 --------------
Hardware Specs
--------------
Processor                       266 Mhz
Memory                          32 Megabytes
Storage                         4.3 Gigabytes
Ports                           (1) 100 Megabit Ethernet & (1) V.90 Modem
Web Server                      Internet only
Mail Server IMAP                IMAP Internal
                                POP3 Internal
                                SMTP External
Security Features
Proxies - LAN to Internet       SMTP, HTTP, DNS
Stateful Filters                All TCP and UDP Protocols
Administrative Interface (AI)   Web Based AI only accessible from local LAN
Recommended Number of Users     Up to 8

                                 Thin Client
                                 -----------
Hardware Specs
--------------
Processor                       300 Mhz
Memory                          64 Megabytes
Storage                         No Disk
Network Card                    100 Megabit Ethernet
Video                           4 Megabyte Video

                                   Exhibit C
                        to the Master Program Agreement
                       between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999

           Form of Product Agreement and Equipment Schedule attached


                                                               PRODUCT AGREEMENT

This  Product  Agreement  dated  ______________________________  is  made by and between NetWolves Corporation ("NetWolves") with offices at 200 Broadhollow Road, Melville, New York 11747, and ____________________________________________
____________________________________________________("Customer") with offices at
____________________________________________________.



SECTION 1. PROPERTY LEASED

NetWolves leases to Customer all of the Products described on any Schedule entered into pursuant to the terms of this Product Agreement.

SECTION 2. TERM

On the Commencement Date Customer will be deemed to accept the Products, will be bound to its rental obligations for the Products and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

SECTION 3. RENT AND PAYMENT

Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in NetWolves' invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Customer will pay interest at the Overdue Rate.

SECTION 4. SELECTION AND WARRANTY AND DISCLAIMER OF
           WARRANTIES

4.1 Selection. Customer acknowledges that it has selected the Products and disclaims any reliance upon statements made by NetWolves.

4.2 Warranty and Disclaimer of Warranties. NetWolves warrants to Customer that, so long as Customer is not in default, NetWolves will not disturb Customer's quiet and peaceful possession, and unrestricted use of the Products. During the term of the Schedule, NetWolves grants to Customer all applicable warranties for the Products. NetWolves assigns to Customer during the term of the Schedule any manufacturer's warranties for the Products. NetWolves is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Products except for any loss or damage caused by the negligent acts of NetWolves. UNDER NO CIRCUMSTANCES, WILL NETWOLVES BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION 5. TITLE AND ASSIGNMENT

5.1 Title. Customer holds the Products subject and subordinate to the rights of the Owner, NetWolves, any Assignee and any Secured Party. Customer authorizes NetWolves, as Customer's agent, to prepare, execute and file in Customer's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, NetWolves, and any Assignee or Secured Party in the Products and to insert serial numbers in Schedules as appropriate. Except as provided in Sections 5.2 and 7.2, Customer will, at its expense, keep the Products free and clear from any liens or encumbrances of any kind (except any caused by NetWolves) and will indemnify and hold NetWolves, Owner, any Assignee and Secured Party harmless from and against any loss caused by Customer's failure to do so.

5.2 Relocation or Sublease. Upon prior written notice, Customer may relocate Products to any location within the continental United States provided (i) the Products will not be used by an entity exempt from federal income tax and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Customer.

Customer may sublease the Products upon the reasonable consent of NetWolves and the Secured Party. Such consent to sublease will be granted if: (i) Customer meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Customer assigns its rights in the sublease to NetWolves and the Secured Party as additional collateral and security, (iv) Customer's obligation to maintain and insure the Products is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Products described on the Schedule. NetWolves acknowledges Customer's right to sublease for a term which extends beyond the expiration of the Initial Term. If Customer subleases the Products for a term extending beyond the expiration of such Initial Term of the applicable Schedule, Customer shall remain obligated upon the expiration of the Initial Term to return such Products, or, at NetWolves' sole discretion to (i) return Like Products or (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to
Section 2.

No relocation or sublease will relieve Customer from any of its obligations under this Product Agreement and the applicable Schedule.

5.3 Assignment by NetWolves. The terms and conditions of each Schedule have been fixed by NetWolves in order to permit NetWolves to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Products to a Secured Party or Assignee. In that event the term NetWolves will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by NetWolves will not relieve NetWolves of its obligations to Customer, including its warranty obligations, and will not materially change Customer's duties or materially increase the burdens or risks imposed on Customer. The Customer hereby consents to any such assignment, sale or transfer. Customer also agrees that:

(a) The Secured Party will be entitled to exercise all of NetWolves' rights, but will not be obligated to perform any of the obligations of NetWolves. The Secured Party will not disturb Customer's quiet and peaceful possession and unrestricted use of the Products so long as Customer is not in default and the Secured Party continues to receive all Rent payable under the Schedule;

(b) Customer will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against NetWolves. Customer reserves its right to have recourse directly against NetWolves for any defense or claim; and

(c) Subject to and without impairment of Customer's leasehold rights in the Products, Customer holds the Products for the Secured Party to the extent of the Secured Party's rights in the Products.

SECTION 6. NET LEASE AND TAXES

6.1 Net Lease. Each Schedule constitutes a net lease. Customer's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Products by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessee will file all personal property tax returns for the Products and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

SECTION 7. CARE, USE AND MAINTENANCE, ATTACHMENTS AND
           RECONFIGURATIONS AND INSPECTION BY NETWOLVES

7.1 Care, Use and Maintenance. Customer will maintain the Products in good operating order and appearance, protect the Products from deterioration, other than normal wear and tear, and will not use the Products for any purpose other than that for which it was designed. If commercially available, Customer will maintain in force a standard maintenance contract with the manufacturer of the Products, or another party acceptable to NetWolves, and upon request will provide NetWolves with a complete copy of that contract. If Customer has the Products maintained by a party other than the manufacturer, Customer agrees to pay any costs necessary for the manufacturer to bring the Products to then current release, revision and engineering change levels, and to re-certify the Products as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.

7.2 Attachments and Reconfigurations. Upon prior written notice to NetWolves, Customer may reconfigure and install Attachments on the Products. In the event of such a Reconfiguration or Attachment, Customer shall, upon return of the
Products, at its expense, restore the Products to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts are removed from the Products during the Reconfiguration or Attachment, the restoration will include, at Customer's option, the installation of either the original removed parts or Like Parts. Alternatively, with NetWolves' prior written consent which will not be unreasonably withheld, Customer may return the Products with any Attachment or upgrade. If any parts of the Products are removed during a Reconfiguration or Attachment, NetWolves may require Customer to provide additional security, satisfactory to the NetWolves, in order to ensure performance of Customer's obligations set forth in this subsection. Neither Attachments nor parts installed on Products in the course of Reconfiguration shall be accessions to the Products.

However, if the Reconfiguration or Attachment (i) adversely affects NetWolves' tax benefits relating to the Products; (ii) is not capable of being removed without causing material damage to the Products; or (iii) if at the time of the Reconfiguration or Attachment the manufacturer does not offer on a commercial basis a means for the removal of the additional items; then such Reconfiguration or Attachment is subject to the prior written consent of NetWolves.

7.3 Inspection by NetWolves. Upon request, Customer, during reasonable business hours and subject to Customer's security requirements, will make the Products and its related log and maintenance records available to NetWolves for inspection.

SECTION 8. REPRESENTATIONS AND WARRANTIES OF CUSTOMER

Customer represents and warrants that for each Schedule entered into under this Product Agreement:

(a) The execution, delivery and performance of the Customer have been duly authorized by all necessary corporate action;

(b)  The individual executing was duly authorized to do so;

(c) The Master Agreement, Product Agreement and each Schedule constitute legal, valid and binding agreements of the Customer enforceable in accordance with their terms; and

(d) The Products are personal property and when subjected to use by the Customer will not be or become fixtures under applicable law.

SECTION 9. DELIVERY AND RETURN OF PRODUCTS

Customer assumes the full expense of transportation and in-transit insurance to Customer's premises and for installation of the Products. Upon expiration or termination of each Schedule, Customer will, at NetWolves' instructions and at Customer's expense (including transportation and in-transit insurance), have the Products deinstalled, audited by the manufacturer, packed and shipped in accordance with the manufacturer's specifications and returned to NetWolves in the same operating order, repair and appearance as when installed (ordinary wear and tear excluded), to a location within the continental United States as directed by NetWolves. All items returned to NetWolves in addition to the Products become property of NetWolves.

SECTION 10. LABELING

Upon request, Customer will mark the Products indicating NetWolves' interest. Customer will keep all Products free from any other marking or labeling which might be interpreted as a claim of ownership.

SECTION 11. INDEMNITY

Customer will indemnify and hold NetWolves, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Products. However, Customer is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Customer agrees to carry bodily injury and property damage liability insurance during the term of the Schedule in amounts and against risks customarily insured against by the Customer on Products owned by it. Any amounts received by NetWolves under that insurance will be credited against Customer's obligations under this Section.

SECTION 12. RISK OF LOSS

12.1 Customer's Risk of Loss. If the Schedule indicates that the Customer has responsibility for the risk of loss of the Products, then the following terms will apply:

Effective upon delivery and until the Products are returned, Customer relieves NetWolves of responsibility for all risks of physical damage to or loss or destruction of the Products. Customer will carry casualty insurance for the Products in an amount not less than the Casualty Value. All policies for such insurance will name NetWolves and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to NetWolves of cancellation or expiration. The Customer will furnish appropriate evidence of such insurance.

Customer shall promptly repair any damaged Product unless such Product has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Customer will provide written notice of that loss to NetWolves and Customer will, at NetWolves' option, either (a) replace the damaged Product with Like Products and marketable title to the Like Products will automatically vest in NetWolves or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Customer's obligation to pay further Rent for the damaged Product will cease.

12.2 NetWolves' Risk of Loss. If the Schedule indicates that NetWolves has responsibility for the risk of loss of the Products, then the following terms will apply:

Effective upon delivery and throughout the Initial Term of a Schedule and any extension, NetWolves agrees to insure the Products against physical damage to or loss or destruction due to external cause as specified by the terms of NetWolves' then current insurance policy. NetWolves relieves Customer of responsibility for physical damage to or loss or destruction of Products reimbursed by that insurance. Customer will give NetWolves prompt notice of any damage, loss or destruction to any Product and NetWolves will determine within fifteen (15) days of its receipt of that notice whether the item has suffered a Casualty Loss. If any Product suffers damage or a Casualty Loss which is reimbursable under NetWolves' insurance, upon payment by Customer of NetWolves' deductible, NetWolves will: (i) (for damaged Products) arrange and pay for the repair of any damaged Product; or (ii) (for any Casualty Loss) at NetWolves' option either replace the damaged Product with Like Products, or upon payment of all other amounts due by Customer terminate the relevant Schedule as it relates to the damaged Product.

If any Product suffers damage or a Casualty Loss which is not reimbursable under NetWolves' insurance, then Customer will comply with the provisions of the last paragraph of Section 12.1 regarding repair, replacement or payment of Casualty Value.

If NetWolves fails to maintain insurance coverage as required by this subsection 12.2, Customer will assume such risk of loss and, at the request of any Assignee or Secured Party, will promptly provide insurance coverage. This paragraph does not relieve NetWolves of its obligations to maintain coverage of the Products.

SECTION 13. DEFAULT, REMEDIES AND MITIGATION

13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

(a) Customer's failure to pay Rent or other amounts payable by Customer when due if that failure continues for ten (10) days after written notice; or

(b) Customer's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Customer in the Schedule or in any document or certificate furnished to the NetWolves hereunder if that failure or inaccuracy continues for fifteen
     (15) days after written notice; or

(c) An assignment by Customer for the benefit of its creditors, the failure by Customer to pay its debts when due, the insolvency of Customer, the filing by Customer or the filing against Customer of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Customer as insolvent, the liquidation of Customer, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule or other agreement between Customer and NetWolves or its Assignee or Secured Party.

13.2 Remedies. Upon the occurrence of any of the above Events of Default, NetWolves, at its option, may:

(a) enforce Customer's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b)  recover from Customer any damages and or expenses, including Default Costs;

(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to NetWolves by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

(d) with notice and process of law and in compliance with Customer's security requirements, NetWolves may enter Customer's premises to remove and repossess the Products without being liable to Customer for damages due to the repossession, except those resulting from NetWolves', its assignees', agents' or representatives' negligence; and

(e)  pursue any other remedy permitted by law or equity.

The above remedies, in NetWolves' discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 Mitigation. Upon return of the Products pursuant to the terms of Section 13.2, NetWolves will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Products) to mitigate NetWolves' damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, CUSTOMER HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE NETWOLVES TO MITIGATE ITS DAMAGES OR MODIFY ANY OF NETWOLVES'S RIGHTS OR REMEDIES STATED HEREIN. NetWolves may sell, lease or otherwise dispose of all or any part of the Products at a public or private sale for cash or credit with the privilege of purchasing the Products. The proceeds from any sale, lease or other disposition of the Products are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Products at the expiration of the Initial Term less the Default Costs; or

(b) if leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to NetWolves from Customer. However, Customer is liable to NetWolves for, and NetWolves may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to NetWolves from Customer.

SECTION 14. ADDITIONAL PROVISIONS

14.1 Binding Nature. Each Schedule is binding upon, and inures to the benefit of NetWolves and its assigns. CUSTOMER MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

14.2 Applicable Law. THIS PRODUCT AGREEMENT AND EACH SCHEDULE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON CUSTOMER UNLESS EXPRESSLY GRANTED HEREIN OR A SCHEDULE.

14.3 Counterparts. Any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If NetWolves grants a security interest in all or any part of an Schedule, the Products or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer NetWolves' rights and all other counterparts will be marked "Duplicate".

14.4 Nonspecific Features and Licensed Products. If the Products are supplied from NetWolves' inventory and contains any features not specified in the Schedule, Customer grants NetWolves the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Customer, upon the request of NetWolves, at a time convenient to Customer, provided that Customer will not unreasonably delay the removal of such features.

Customer acknowledges that the Products may contain or include software or other licensed products of a third party. Customer will obtain no title to the software or licensed products which at all times remains the property of the owner of the software or licensed products. A license from the owner may be required and it is Customer's responsibility to obtain any required license before the use of the software or licensed product. Customer agrees to treat the software and licensed products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the software or licensed products.

14.5  Additional  Documents.  Customer  will,  upon  execution  of this  Product
Agreement and as may be requested thereafter, provide NetWolves with a secretary's certificate of incumbency and authority and any other documents reasonably requested by NetWolves. Upon the execution of each Schedule with an aggregate Rent in excess of $2,000,000, Customer will provide NetWolves with an opinion from Customer's counsel regarding the representations and warranties in
Section 8. Customer will furnish, upon request, audited financial statements for the most recent period.

14.6 NetWolves' Right to Match. Customer's rights under Section 5.2 and 7.2 are subject to NetWolves' right to match any sublease or upgrade proposed by a third party. Customer will provide NetWolves with the terms of the third party offer and NetWolves will have three (3) business days to match the offer. Customer shall obtain such upgrade from or sublease the Products to NetWolves if NetWolves has timely matched the third party offer.

14.7 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

SECTION 15. DEFINITIONS

Assignee - means an entity to whom NetWolves has sold or assigned its rights as owner and lessor of the Products.

Attachment - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Products and is capable of being removed without causing material damage to the Products and is not an accession to the Products.

Casualty Loss - means the irreparable loss or destruction of Products.

Casualty Value - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Products immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Certificate - means the NetWolves provided certificate which must be signed by Customer within ten (10) days of the Commencement Date as requested by NetWolves.

Commencement Date - is defined in each Schedule.

Default Costs - means reasonable attorney's fees and remarking costs resulting from a Customer default or NetWolves' enforcement of its remedies.

Event of Default - means the events described in Subsection 13.1.

Fair Market Value - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

Initial Term - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all Products and continuing for the number of Rent Intervals indicated on an Schedule.

Interim Rent - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

Licensed Products - means any software or other licensed products attached to the Products.

Like Part - means a substituted part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Products will be eligible for maintenance coverage with the manufacturer of the Products.

Like Products - means replacement Products which are lien free and of the same model, type, configuration and manufacture as Products.

Notice Period - means the time period described in a Schedule during which Customer may give NetWolves notice of the termination of the term of that Schedule.

Overdue Rate - means the lesser of 18% per year or the maximum rate permitted by the law of the state where the Products are located.

Owner - means the owner of the Products.

Products - means the property described on a Schedule and any replacement for that property required or permitted by this Product Agreement or a Schedule but not including any Attachment.

Reconfiguration - means any change to Products that would upgrade or downgrade the performance capabilities of the Products in any way.

Rent - means the rent, including Interim Rent, Customer will pay for the Products expressed in an Schedule either as a specific amount or an amount equal to the amount which NetWolves pays for the Products multiplied by a lease rate factor plus all other amounts due to NetWolves under this Product Agreement or a Schedule.

Rent Interval - means a full calendar month or quarter as indicated on a Schedule.

Schedule - means a Schedule which incorporates all of the terms and conditions of this Product Agreement and the Master Agreement and, for purposes of Section 14.3, its associated Commencement Certificate(s).

Secured Party - means an entity to whom NetWolves has granted a security interest in a Schedule and related Products for the purpose of securing a loan.


IN WITNESS WHEREOF, the parties have caused this Product Agreement to be executed by their duly authorized officers as of the day and year first set forth above.


_____________________________________   NETWOLVES, CORPORATION
Customer

By: _________________________________   By:  ___________________________________

Title: ______________________________   Title:  ________________________________

Form 6004  2/99

                           EQUIPMENT SCHEDULE NO. ___

                                 DATED _______

                    TO THE PRODUCT AGREEMENT DATED ________


LESSEE:                         LESSOR:  NetWolves Corporation

Address for Legal Notices:      Address for All Notices:
-------------------------


Attn:  Corporate Secretary      Attn:

Address for Administrative
--------------------------
Correspondence:                 Address for Invoices:
--------------                  --------------------



Attn:                           Attn:
Phone:
Fax:                            Lessee Reference No:
                                -------------------

                                (24 digits maximum)

                                Initial Term:   48 Months

Location of Equipment:
---------------------           Rent:
                                ----
                                Estimated Equipment Rent:
                                ------------------------
                                Months 1-48: $200.00 Per Unit/ Per Month

                                Service Rent:
                                ------------
                                Installation:   $600.00
                                Ongoing Maintenance:  Months 1-12: $0
                                Months 13-48: $28.00 Per Unit/Per Month

                                Transportation Charges (Select one):
                                ----------------------------------
Attn:                           ____ Amortized Over Initial Term
Phone:                          ____  Lessee Pays Vendor Directly

EQUIPMENT (as defined below):
---------
Item            Machine  Model/
No.  Qty.  Mfg.  Type   Feature             Description
---  ----  ---- ------- -------             -----------

Risk of Loss: Pursuant to the Product Agreement, Lessor and Lessee agree that the risk of loss is the responsibility of the Lessee.

Notice Period: The Notice Period will be not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the Initial Term, or any extension thereof. If Lessee gives proper written notice of termination but fails to return the Equipment on the expiration date of the Initial Term, or any extension thereof, the Schedule will continue in full force and effect and Lessee will be required to provide an additional sixty (60) days written notice of termination. Such termination will be effective at the end of the month in which the last day of the sixty (60) day notice requirement occurs. The Rent will continue at the current rate until the effective date of the written notice of termination and the Equipment is properly returned.

Special Terms: The following additional terms are a part of this Equipment Schedule. The terms and conditions of the Product Agreement as they pertain to this Equipment Schedule are modified and amended as follows:

For purposes of this Equipment Schedule, all references to "Equipment" will be deemed to mean "Product", and all references to "Lessee" will be deemed to mean "Customer" as set forth in the Product Agreement. In addition, all references to "Lessor" will be deemed to mean "NetWolves Corporation" as set forth in the Product Agreement.

Multiple Delivery Special Term
------------------------------
1.      Equipment
        ---------
Lessor's obligation to lease Equipment under this Equipment Schedule applies to Equipment described in this Equipment Schedule for which Lessor receives Commencement Certificates from Lessee during the period from ____ to _____ up to an aggregate purchase price of $_________. Lessee acknowledges that it has either received or approved Lessor's purchase documentation. If the cost or configuration of the Equipment changes, Lessor may adjust the Lease Rate Factors to reflect these additional costs or related expenses.

2.      Commencement Date
        -----------------
The Commencement Date for each item of Equipment will be the day on which the Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage. Lessee agrees to confirm the Commencement Date by providing Lessor with a Commencement Certificate in the form attached hereto. Lessor will summarize all Commencement Certificates received in the same calendar month into a Summary Schedule in the form attached to this Equipment Schedule as Exhibit I, and the Initial Term will begin on the first day of the next calendar month. Lessee agrees that for administrative purposes, including without limitation, invoicing of Rent and taxes and assignment of an identifying lease number, Lessor may administer the Summary Schedule as if it constituted a separate Equipment Schedule. Alternatively, if Lessor requests Lessee to execute a Summary Schedule, Lessee will have an appropriate official of Lessee execute and promptly return the Summary Schedule to Lessor. Executed Summary Schedules will incorporate the terms and conditions of the Product Agreement and this Equipment Schedule and will constitute a separate Equipment Schedule.

3.      Adverse Change
        --------------
If Lessee defaults or there is an adverse change in Lessee's credit standing, Lessor, at its option with prior written notice to Lessee, will be relieved of its obligations to lease Equipment for which Lessor has not received Commencement Certificates from Lessee prior to the date of such notice.

4.      Prepayment
        ----------
In consideration of Lessor entering into this Equipment Schedule, Lessee agrees to remit payment of the Rent payment for Month 48 with the Rent payment for Month 1.

5.      Vendor Credits
        --------------
If after the Commencement Date for an item of Equipment, Lessee finds such item of Equipment to be inoperable, Lessee will seek recourse solely against the vendor of the Equipment for resolution of any problems concerning performance of the Equipment. If the item of Equipment is replaced by the vendor, Lessee agrees to provide Lessor with the serial number for the replacement equipment within 10 days of replacement. Lessor will not process any invoices associated with the Equipment being returned to vendor or the replacement equipment.

Notwithstanding the foregoing, if after the Commencement Date for an item of Equipment, Lessee finds that (i) the vendor has over-charged for an item of Equipment, or (ii) the vendor has shipped an incorrect item of Equipment, upon 30 days prior written notice from Lessee, Lessor agrees to process any credits received from the vendor and apply the credits to the Rent hereunder. The rental adjustment will be effective on Lessor's next billing cycle following the 30 day notice period.

 6.     Requirements for Return of Equipment at Lease Termination
        ---------------------------------------------------------
Lessee  will  appoint  a  principal   contact   person  (the   "Contact")   with
responsibility for coordinating delivery and return of Equipment to one centralized shipping location.

Lessee's Contact will provide Lessor a ten day written notice of the Equipment's availability for pick-up, but in no event prior to Lessee's notice of termination pursuant to the "Notice Period" provision of the Schedule.

If Lessee elects to return less than all of the Equipment, Lessee will provide Lessor with the description of the Equipment being returned, including the line number. Upon Lessee's request, Lessor will provide Lessee with a report which Lessee can use to identify the Equipment description by line number.

Lessor will make arrangements for its transportation carrier to contact Lessee's Contact to coordinate the return of the Equipment. Lessor's transportation carrier will be responsible for packing the Equipment on site on the date of pick-up.

Lessee will be responsible and submit payment upon receipt of an invoice for the Fair Market Value of any Equipment or Equipment parts which are missing or returned damaged (the "Affected Equipment"), provided Lessor or its agents did not cause such Affected Equipment.

7.      Personal Property Tax
        ---------------------
Notwithstanding anything to the contrary contained in the Product Agreement, Lessor hereby appoints Lessee as its agent for the purpose of filing personal property tax returns. Lessee will pay the appropriate taxing jurisdiction for any personal property tax owed that is imposed against Lessee or Lessor in connection with the Equipment, together with any penalties, fines or interest thereon.

Lessee agrees to pay when due and indemnify and hold Lessor harmless from and against Lessee's failure to remit payment of personal property tax owed (together with any related interest or penalties not arising from negligence on the part of Lessee) now or hereafter imposed or assessed against the Lessor or the Equipment by the relevant taxing jurisdiction. Lessee will cooperate with Lessor in obtaining all relevant documentation necessary to substantiate payment of such personal property tax if requested by Lessor.

8.      General Services Terms:
        ----------------------
Lessor will begin performing the Services as described in the Statement of Work attached as Exhibit II within thirty (30) days from execution of this Equipment Schedule. The performance of the Services will be coterminous with the Initial Term of the associated Equipment. The Service Rent will be as set forth in
Section 9 herein. Any change to the Statement of Work must be documented in writing. Lessor will have no obligation to commence work in connection with a change request until the change has been approved in writing by Lessor and Lessee. Lessee will reimburse Lessor for all reasonable expenses incurred in connection with Lessor's performance under the Statement of Work.

Lessor warrants that the Services will be performed in a professional manner.

EXCEPT AS EXPRESSLY SET FORTH IN THIS EQUIPMENT SCHEDULE OR THE PRODUCT AGREEMENT, LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Proprietary Materials will mean all materials, information and other deliverable items developed under a Statement of Work as well as proprietary tools, methodologies, documentation and methods of analysis used in connection with the Services. Lessee acknowledges and agrees that all such Proprietary Materials are owned by either Lessor or its subcontractor and that Lessee receives no ownership interest herein. Notwithstanding the foregoing, Lessor grants to Lessee the right to use such Proprietary Materials delivered to Lessee under a Statement of Work for Lessee's internal business use only and not for the benefit of a third party.

Each party (including its employees and agents) will use the same standard of care to protect any confidential information of the other, or a subcontractor of Lessor, disclosed during negotiation or performance of the Statement of Work that it uses to protect its own confidential information. Confidential information will not include information which (i) is or becomes publicly available through no wrongful act of the receiving party; (ii) was known by the receiving party at the time of disclosure without any obligation of confidentiality; (iii) was acquired by the receiving party from a third party without restriction on nondisclosure; or (iv) was developed independently by the receiving party.

Lessor's liability to Lessee from any cause whatsoever arising out of the Services under this Equipment Schedule will not, in any event, exceed the aggregate of the Service Rent paid by Lessee for the Services, excluding the monthly Rent paid for the Equipment under this Equipment Schedule, giving rise to the claim during the twelve (12) month period immediately prior to the occurrence of the claim. UNDER NO CIRCUMSTANCES, WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Lessee will provide Lessor with access to each site specified in the site list to be provided by Lessee. Lessee will be responsible for preparing each site for the installation of the Equipment, including but not limited to, providing specified power and cabling, environmental and wiring requirements, and obtaining and maintaining necessary permits and certifications. In the event that Lessee fails to fully prepare the site prior to installation of the Equipment as described above, Lessee will be responsible for an additional charge at the hourly rate set forth in the Statement of Work.

9.      Services Rent:
        -------------
Installation Services: Lessee will be responsible for an Installation charge of $600.00 upon delivery and acceptance of the Equipment as evidenced by Lessee completing a Commencement Certificate. Lessor will invoice Lessee for the Installation charge at the time that Lessor invoices Lessee for the Rent payment for Months 1 and 48 of the Initial Term.

On-Going Maintenance Services: Service Rent will be invoiced and due on the first day of each month, in advance, beginning on the 13th month of the Initial Term of each Summary Schedule.

10.     Principal Contact
        -----------------
Lessee  agrees that it will  designate  an  individual  as a central  contact to coordinate confirmation of delivery and acceptance of the Equipment at the end-user locations. The central contact will consolidate Commencement Certificates from the end-user locations prior to forwarding such verification to Lessor.

Product Agreement: This Equipment Schedule is issued pursuant to the Product Agreement identified on page 1 of this Equipment Schedule. All of the terms and conditions of the Product Agreement are incorporated in and made a part of this Equipment Schedule as if expressly described in this Equipment Schedule, and this Equipment Schedule constitutes a separate lease for the Equipment. The parties reaffirm all of the terms and conditions of the Product Agreement (including, without limitation, the representations and warranties set forth in the Product Agreement) except as modified by this Equipment Schedule. This Equipment Schedule may not be amended or rescinded except by a writing signed by both parties.

                                        NetWolves Corporation
as Lessee                               as Lessor

By:_______________________________      By:_____________________________________

Title:____________________________      Title:__________________________________

Date:_____________________________      Date:___________________________________

                                   EXHIBIT I

                                SUMMARY SCHEDULE
                                ----------------

        This Summary Schedule dated _________ is executed pursuant to Equipment Schedule No. ______ to the Product Agreement dated ____ between NetWolves Corporation ("Lessor") and _______ ("Lessee"). All of the terms, conditions, representations and warranties of the Product Agreement and Equipment Schedule No. are incorporated herein and made a part hereof and this Summary Schedule constitutes an Equipment Schedule for the Equipment described below.


1.   Equipment:
     ---------
                         Equipment
        Qty.     Mfg.    Type/Model       Serial #       Location
        ---      ---     ----------       --------       --------

                                 "SEE ATTACHED"


2.   Commencement Date:       (See attached)
     -----------------

3.   Initial Term Begins:
     -------------------

4.   Total Equipment Cost:
     --------------------

5.   Rent:
     ----

6.   Representations of Lessee:
     -------------------------
     Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on the Commencement Date.

Please sign and return one copy of this  Summary  Schedule to Lessor  within ten
(10) days of receipt.


                                        NetWolves Corporation
as Lessee                               as Lessor

By:            SAMPLE                   By:
   -----------------------------           -------------------------------------

Title:                                  Title:
      --------------------------              ----------------------------------

                            COMMENCEMENT CERTIFICATE
                            ------------------------

     This Certificate dated is executed pursuant to Equipment Schedule No. _____ to the Product Agreement dated __________ between NetWolves Corporation. ("Lessor") and _________ ("Lessee").


1.      Equipment:
        ---------
                         Equipment
        Qty.    Mfg.     Type/Model        Serial #          Location
        ---     ---      ----------        --------          --------







2.      Commencement Date:
        -----------------

3.      Representations of Lessee:
        -------------------------
The Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on the Commencement Date.


        as Lessee

        By:_________________________________

        Title:______________________________

                                   EXHIBIT II

                            STATEMENT OF WORK NO. 1
                           TO THE EQUIPMENT SCHEDULE
                        DATED ____________________, 1999
                  BETWEEN NETWOLVES CORPORATION ("NETWOLVES")
                   AND _________________________ ("CUSTOMER")


1.0  Scope of Services
     NetWolves will provide the following services at the sites detailed in document to be supplied by customer to the Services Schedule for Customer's systems.
     Installation
     Maintenance
     Tier 1 Help Desk
     Moves, Adds, Changes (Optional)
     De-Installation (Optional)
     Project Planning (management)

2.0  Service Components

     2.1  Installation
          NetWolves will install the equipment for which site surveys have been completed.

          2.1.1 Service Scope

                Perform and review site survey for each site and confirm readiness. Resolve any open issues to complete site readiness. Develop site specific installation procedures.
                Coordinate and finalize scheduling of:

               * All involved NetWolves, Customer and third party personnel.
               * Shipping and receipt of equipment at each site.
               * Physical implementation of the equipment.
               * Testing  and  certification  of  installed  equipment  in accordance with the test script.
               * Site sign-off by Customer's site representative.
               * Circuit provisioning.

          2.1.2 Service Deliverables

                Site specific installation procedures.
                Fully installed, tested, and functional equipment.
                Comprehensive installation documentation, including:
               * Descriptions, configurations  and  other  pertinent information for each item of installed equipment.
               * Checklist of completed implementation steps and results.
               * Outstanding or open issues list.
               * Completed sign-off forms.

          2.1.3 Assumptions

               Customer personnel will be available as scheduled to assist in the installation pursuant to the project plan.

               Customer will provide NetWolves with an implementation test script for each site.

               Installation schedules will be agreed upon between NetWolves and Customer.

               Installations will occur during normal business hours (8:00 AM to 5:00 PM local time, Monday through Friday excluding New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday after Thanksgiving, and Christmas Day).

               NetWolves will provide implementation test script per Customer request.

               Shipping costs are not included.

2.2  Maintenance

     NetWolves will provide maintenance for the equipment  identified in Exhibit
     B.

     2.2.1 Service Scope

          Determine maintenance coverage requirements.

          Maintain inventory of configured "hot swap" boxes to be deployed upon dispatch.

          Upon notification from NetWolves help desk, inventory box will be shipped overnight for installation.

          Technician will arrive at site and de-install current box, install and
          test  new  box  and  ship  broken  unit  to  Netwolves   facility  for
          refurbishment

          Provide  documentation  on  all of  the  above  to  Customer  and,  if
          appropriate,   to  the  NetWolves  Help  Desk  or  NetWolves   Network
          Management Center.

     2.2.2 Service Deliverables

          Next day on-site replacement for broken boxes

2.3  Moves, Adds and Changes (Optional)

     NetWolves will provide moves, adds, and changes on a demand basis to facilitate modifications to the network environment.

     2.3.1 Service Scope

          Determine scope of work to be performed, including scheduling and pricing.

          Coordinate necessary services or materials to facilitate the change (equipment, software, telecommunications, etc.).

          Identify resources to perform the change (NetWolves, Customer, and/or third-party personnel).

          Schedule and coordinate execution of the change.

          Execute the change and test, as applicable.

          6x12 to next day on-site response.

     2.3.2 Service Deliverables

          Implementation of the change as specified by an authorized change request.

          Notification and documentation upon completion, as appropriate.

     2.3.3 Assumptions

          Moves, adds, and changes are modifications to the network environment which are outside the scope of this Statement of Work and are therefore priced on a demand basis.

          Customer will provide access to Customer sites where these activities will be performed.

          Customer will provide site contacts, as appropriate, for inspection, decision-making and site sign-off.

          Moves, adds and changes will only be provided based upon authorized change requests.

2.4  De-Installation (Optional)

     NetWolves will de-install the equipment for which site surveys have been completed.

     2.4.1 Service Scope

          Development of site specific de-installation procedures.

          De-installation of equipment as determined by procedures.

          Prepare equipment for shipment.

     2.4.2 Service Deliverables

          Site specific de-installation procedures.

          De-installation documentation, including:

          * Descriptions, serial numbers, versions, and/or other pertinent information identified in the de- installation procedures.

          *    Checklist of completed de-installation steps and results.

          *    Outstanding or open issues list.

     2.4.3 Assumptions

          NetWolves will perform de-installations only at those sites at which NetWolves is performing implementation of new equipment.

          Customer will provide a list of the equipment to be de-installed

2.5  Help Desk  Operation

* Customer will have access to the Help Desk on a 7x24x365 basis except for New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day, the Friday after Thanksgiving, and Christmas Day. NetWolves will route all calls outside of the scheduled access hours to Customer for resolution.

* The Help Desk will provide the first point of contact for end users. End users may submit requests to the Help Desk via telephone, e-mail, or voice mail.

* The first point of contact will consist of providing the initial problem analysis and resolution. Escalations will be handled under mutually agreed upon escalation procedures.

* NetWolves will provide a Help Desk Supervisor who will manage the daily operation of the Help Desk. The Help Desk Supervisor will report directly to the NetWolves Help Desk Service Manager who will be responsible for the overall management of the Help Desk.

                                   Exhibit D
       to the Master Program Agreement between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999


                                Related Software
                                ----------------



Fox OS
Fox A1
ESCN Navigator
ESCN Mother
ESCN Workbench
ESCN Mission Control

All training content provided through the ESCN System, created or licensed by NetWolves Corporation/The Sullivan Group.

                                   Exhibit E
                               Comdisco Services
                        to the Master Program Agreement
                between NetWolves Corporation and Comdisco, Inc.
                              Dated July 26, 1999


           Form of Services Agreement and Services Schedule Attached.

                                                              SERVICES AGREEMENT

This Services Agreement dated ______________________________ is made by and between NetWolves Corporation ("NetWolves") with offices at 200 Broadhollow Road, Melville, New York 11747, and ______________________
__________________________________________________  ("Customer") with offices at
____________________________________________________________________________.





SECTION 1.  SCOPE

1.1 Schedules. NetWolves will provide Services under the terms and conditions of this Services Agreement and as more particularly defined in each Schedule. Each Schedule will constitute a separate agreement with respect to the Services provided.

1.2 Changes. Any change to this Services Agreement must be documented in writing. NetWolves will have no obligation to commence work in connection with a change request until the change has been approved in writing by NetWolves and Customer.

1.3 NetWolves may, as it deems appropriate, use subcontractors for all or any portions of the Services.

SECTION 2.  FEES

2.1 Fees. Customer will pay the fees for the Services in the amounts and in accordance with the payment terms set forth in each Schedule.

2.2 Late Fee. Whenever any payment is not made within thirty (30) days of the invoice date, Customer will pay interest at the lesser of one and one-half percent (1.5%) per month or the maximum amount permitted by law.

2.3. Expenses. Customer will reimburse NetWolves for all reasonable expenses incurred in connection with services requested by Customer which are outside the scope of the Services outlined under a Schedule.

2.4 Taxes. Customer will pay or reimburse NetWolves for any taxes, fees or other charges imposed by any local, state or federal authority (together with any related interest or penalties not due to the fault of NetWolves) resulting from this Services Agreement, or from any activities hereunder, except for taxes based on NetWolves' net income.

SECTION 3.  TERM

Each Schedule will take effect upon the signature of both parties and continue through the term as specified therein.

The Services to be provided under each Schedule will begin on the date set forth in the Schedule.

SECTION 4.  WARRANTIES AND LIABILITY

4.1 Services. NetWolves warrants that the Services will be performed in a professional manner.

4.2 Exclusive Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NETWOLVES MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4.3 Liability. NetWolves' liability to Customer from any cause whatsoever arising out of this Services Agreement will not, in any event, exceed the aggregate of the fees paid by Customer for the Services giving rise to the claim during the twelve (12) month period immediately prior to the occurrence of the claim. UNDER NO CIRCUMSTANCES, WILL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION 5.  MUTUAL INDEMNIFICATION

Each party will indemnify and hold the other party and its employees and agents, harmless against any and all claims, liabilities, losses, damages and causes of action relating to bodily injury, including death, arising out of the intentional or negligent acts or omissions of the indemnifying party during the performance of a Schedule. The indemnifying party, however, will not be responsible for injury attributed to the intentional or negligent acts or omissions of the indemnified party, its employees or agents.

SECTION  6.  OWNERSHIP AND CONFIDENTIALITY

6.1 Ownership. Proprietary Materials will mean all materials, information and other deliverable items developed under a Schedule as well as proprietary tools, methodologies, documentation and methods of analysis used in connection with the Services. Customer acknowledges and agrees that all such Proprietary Materials are owned by either NetWolves' or its subcontractor and that Customer receives no ownership interest herein. Notwithstanding the foregoing, NetWolves grants to Customer the right to use such Proprietary Materials delivered to Customer under a Schedule for Customer's internal business use only and not for the benefit of a third party. Any proprietary software product will be licensed to Customer under a separate license agreement.

6.2 Confidentiality. Each party (including its employees and agents) will use the same standard of care to protect any confidential information of the other, or a subcontractor, disclosed during negotiation or performance of this Services Agreement that it uses to protect its own confidential information. Confidential information will not include information which (i) is or becomes publicly available through no wrongful act of the receiving party; (ii) was known by the receiving party at the time of disclosure without any obligation of confidentiality; (iii) was acquired by the receiving party from a third party without restriction on nondisclosure; or (iv) was developed independently by the receiving party.

SECTION 7.  TERMINATION

Either party may, by written notice, terminate a Services Schedule for cause if the other party fails to cure a material default under the Schedule. Any material default must be specifically identified in the notice of termination. After written notice, the notified party will have ten (10) days to remedy any monetary default and thirty (30) days to remedy any other default. Failure to remedy the material default within the time period provided for herein will give cause for immediate termination. If termination is due to Customer's material default, Customer will immediately pay to NetWolves the amounts then owing under the relevant Schedule up to the date of termination. The foregoing payments will be in addition to all other legal and equitable rights of NetWolves and any remedies set forth in a Services Schedule.

SECTION 8.  MISCELLANEOUS

8.1 Each party is an independent contractor and, except as expressly set forth herein, will have no authority to bind or commit the other party. Nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between the parties.

8.2 Customer may not assign this Services Agreement, or any of its rights or obligations therein.

8.3 The waiver by either party of a breach of any provision of this Services Agreement will not be construed as a waiver of any subsequent breach. The invalidity, in whole or in part, of any provision of this Services Agreement will not affect the validity of the remaining provisions.

8.4 This Services Agreement including each Schedule represents the entire agreement between the parties and supersedes all oral or other written agreements or understandings between the parties concerning the Services. This Agreement may not be modified unless in writing and signed by the party against whom enforcement of the modification is sought.

8.5 Any notice, request or other communication under this Services Agreement will be given in writing and deemed received upon the earlier of actual receipt or three (3) days after mailing if mailed postage prepaid by regular or airmail to the address set forth above or, one day after such notice is sent by courier or facsimile transmission.

8.6 No third party is intended to be, or will be construed to be, a beneficiary of any provision of this Services Agreement nor have any right to enforce any of its provisions or to pursue any remedy for its breach.


8.7 Those terms and conditions which would, by their meaning or intent, survive the expiration or termination of any Schedule will so survive.

8.8  THIS SERVICES AGREEMENT AND EACH SCHEDULE
IS GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS
PROVISIONS. If there is any dispute or litigation as a result of this Services Agreement, the prevailing party will be entitled to reasonable attorney's fees. Any action by either party must be brought within two (2) years after the cause of action arose.

8.9 During the term of each Schedule and for a period of one (1) year from the completion of the Services thereunder, Customer agrees not to knowingly employ or solicit for employment any NetWolves or subcontractor employee who was involved in the furnishing of the Services under the relevant Schedule.

8.10 Terms and conditions on Customer's purchase order or other acknowledgment form will be of no force or effect.

8.11 NetWolves will not be considered in default hereunder due to any failure in its performance of this Services Agreement should such failure arise out of causes beyond its control. Such causes include, but are not limited to, acts of God, acts of any federal, state or local government or authority, fires, floods, or other disasters, strikes, degradation of telephone or other means of communication services or utility outages.




IN WITNESS WHEREOF, the parties have caused this Services Agreement to be executed by their duly authorized officers as of the day and year first set forth above.

______________________________________    NetWolves Corporation
Customer

By: __________________________________    By: __________________________________

Title: _______________________________    Title: _______________________________
Form 6000, 10/98

                     SERVICES SCHEDULE DATED [INSERT DATE]
                           TO THE SERVICES AGREEMENT
                              DATED [INSERT DATE]
                  BETWEEN NETWOLVES CORPORATION ("NETWOLVES")
                        AND [CUSTOMER NAME] ("CUSTOMER")


A.   Scope of Services

     NetWolves will provide the Services in the attached Statement of Work. In the event of any conflict between this Services Schedule and a Statement of Work, the Statement of Work will govern.

B.   Fees

     [Include the details of the payment schedule here or on an attached Exhibit. As part of the payment schedule indicate when NetWolves will begin invoicing for each fee component.]

     Expenses will be billed monthly, or at NetWolves' option, as incurred.

C.   Commencement of the Services

     The Services will commence on [insert date that Services will begin].

D.   Term

     The term of this Schedule will commence upon execution by both parties and will continue for a period of [months/weeks] from [insert trigger date].

E.   Change Control

     Upon the identification of any mutually acceptable change to this Schedule, Customer and NetWolves will complete a Change Authorization Form.

F.   Responsibilities

     Customer will assign a program sponsor who will have full authority with respect to all matters pertaining to this Schedule and who will be NetWolves' primary contact. If Customer reassigns its program sponsor or such individual has any other conflict which would impact the delivery of the Services, Customer will promptly replace such person with another person no less qualified or knowledgeable as to Customer's business. Customer will also make available to NetWolves other necessary resources on a timely basis and will ensure that Customer's personnel involved in the Services have sufficient knowledge of all relevant aspects of Customer's business, including technical, financial and functional requirements relevant to this Schedule.

     Customer acknowledges and agrees that NetWolves' ability to perform in accordance with this Schedule is contingent on Customer's accurate and timely performance of its responsibilities. In the event that Customer fails to perform any of its responsibilities specified herein, NetWolves may perform such responsibilities and Customer will reimburse NetWolves for all costs incurred. Notwithstanding the foregoing, NetWolves has no obligation to perform any such responsibilities.

                               Schedule - Page 1
 This document is proprietary and confidential to NetWolves, Inc. Unauthorized distribution is prohibited.

G.   Reviews

     When Customer review or acceptance of procedures, plans or any other items are provided for, and NetWolves has not received written notice from Customer of acceptance or objection within three (3) business days of Customer's receipt of the submitted item, the item will be deemed accepted.

H.   Delays

     In the event that NetWolves is delayed in the performance of the Services as a result of Customer's acts or failure to act, Customer will reimburse NetWolves for all costs incurred, including but not limited to any cost associated with NetWolves' resources. In the event of a delay in the commencement of the Services, NetWolves and Customer will mutually agree upon a new commencement date.

I.   Exhibits

     The Exhibits to this Services Schedule are hereby incorporated into and deemed to be a part of this Services Schedule.

     [List Exhibits here.]

J.   Special Terms

     Customer will provide NetWolves with access to each Site specified in Exhibit __ to enable NetWolves to perform the Services. Customer will be responsible for preparing each Site for the installation of the equipment, including but not limited to, providing specified power and cabling, environmental and wiring requirements, and obtaining and maintaining necessary permits and certifications.

This Services Schedule is issued pursuant to the Services Agreement identified above. All of the terms and conditions of the Services Agreement are incorporated herein and made a part hereof. This Services Schedule constitutes a separate agreement with respect to the Services provided.


_________________________________               NetWolves Corporation
Customer

By:______________________________               By:_____________________________

Title:___________________________               Title:__________________________

Date:____________________________               Date:___________________________


The terms and conditions of this Schedule, including pricing, are valid only if executed by [insert date].


3/99


                               Schedule - Page 2
 This document is proprietary and confidential to NetWolves, Inc. Unauthorized distribution is prohibited.

                                   EXHIBIT A

                            STATEMENT OF WORK NO. 1
                            TO THE SERVICES SCHEDULE
                        DATED ____________________, 1999
                        BETWEEN NETWOLVES ("NETWOLVES")
                   AND _________________________ ("CUSTOMER")


1.0  Scope of Services

     NetWolves will provide the following services at the sites detailed in document to be supplied by customer to the Services Schedule for Customer's systems. For purposes of this Statement of Work, "systems" will mean the equipment identified in Exhibit B.
     Installation
     Maintenance
     Tier 1 Help Desk
     Moves, Adds, Changes (Optional)
     De-Installation (Optional)

2.0  Service Components

     2.1  Installation

          NetWolves will install the equipment for which site surveys have been completed.

          2.1.1 Service Scope

                Obtain and review site survey for each site and confirm readiness. Resolve any open issues to complete site readiness. Develop site specific installation procedures.
                Coordinate and finalize scheduling of:

               *    All involved NetWolves, Customer and third party personnel.
               *    Shipping and receipt of equipment at each site.
               *    Physical implementation of the equipment.
               *    Testing  and   certification   of  installed   equipment  in
                    accordance with the test script.
               *    Site sign-off by Customer's site representative.

          2.1.2 Service Deliverables

               Site specific installation procedures.

               Fully installed, tested, and functional equipment.

               Comprehensive installation documentation, including:


               * Descriptions, configurations and other pertinent information for each item of installed equipment.
               *    Checklist of completed implementation steps and results.
               *    Outstanding or open issues list.
               *    Completed sign-off forms.

          2.1.3 Assumptions

               Customer personnel will be available as scheduled to assist in the installation pursuant to the project plan.

               Customer will provide NetWolves with an implementation test script for each site.

               Installation schedules will be agreed upon between NetWolves and Customer.

               Installations will occur during normal business hours (8:00 AM to 5:00 PM local time, Monday through Friday excluding New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday after Thanksgiving, and Christmas Day).

2.2  Maintenance

     NetWolves will provide maintenance for the equipment  identified in Exhibit
     B.

     2.2.1 Service Scope

          Determine maintenance coverage requirements.

          Maintain inventory of configured "hot swap" boxes to be deployed upon dispatch.

          Upon notification from NetWolves help desk, inventory box will be shipped overnight for installation.

          Technician will arrive at site and de-install current box, install and
          test  new  box  and  ship  broken  unit  to  Netwolves   facility  for
          refurbishment

          Provide  documentation  on  all of  the  above  to  Customer  and,  if
          appropriate,   to  the  NetWolves  Help  Desk  or  NetWolves   Network
          Management Center.

     2.2.2 Service Deliverables

          Next day on-site replacement for broken boxes

2.3  Moves, Adds and Changes (Optional)

     NetWolves will provide moves, adds, and changes on a demand basis to facilitate modifications to the network environment.

     2.3.1 Service Scope

          Determine scope of work to be performed, including scheduling and pricing.

          Coordinate necessary services or materials to facilitate the change (equipment, software, telecommunications, etc.).

          Identify resources to perform the change (NetWolves, Customer, and/or third-party personnel).

          Schedule and coordinate execution of the change.

          Execute the change and test, as applicable.


     2.3.2Service  Deliverables  Implementation of the change as specified by an
          authorized  change  request.   Notification  and  documentation   upon
          completion, as appropriate.

     2.3.3 Assumptions

          Moves, adds, and changes are modifications to the network environment which are outside the scope of this Statement of Work and are therefore priced on a demand basis.

          Customer will provide access to Customer sites where these activities will be performed.

          Customer will provide site contacts, as appropriate, for inspection, decision-making and site sign- off.

          Moves, adds and changes will only be provided based upon authorized change requests.

2.4  De-Installation (Optional)

     NetWolves will de-install the equipment for which site surveys have been completed.

     2.4.1 Service Scope

          Development of site specific de-installation procedures.

          De-installation of equipment as determined by procedures.

          Prepare equipment for shipment.

     2.4.2 Service Deliverables

          Site specific de-installation procedures.

          De-installation documentation, including:

          * Descriptions, serial numbers, versions, and/or other pertinent information identified in the de- installation procedures.

          *    Checklist of completed de-installation steps and results.

          *    Outstanding or open issues list.

     2.4.3 Assumptions

          NetWolves will perform de-installations only at those sites at which NetWolves is performing implementation of new equipment.

          Customer will provide a list of the equipment to be de-installed

2.5  Help Desk Operation

* Customer will have access to the Help Desk on a 7x24x365 basis except for New Year's Day, Memorial Day, July 4, Labor Day, Thanksgiving Day, the Friday after Thanksgiving, and Christmas Day. NetWolves will route all calls outside of the scheduled access hours to Customer for resolution.

* The Help Desk will provide the first point of contact for end users. End users may submit requests to the Help Desk via telephone, e-mail, or voice mail.

* The first point of contact will consist of providing the initial problem analysis and resolution. Escalations will be handled under mutually agreed upon escalation procedures.

* NetWolves will provide a Help Desk Supervisor who will manage the daily operation of the Help Desk. The Help Desk Supervisor will report directly to the NetWolves Help Desk Service Manager who will be responsible for the overall management of the Help Desk.

                                   Exhibit F
                        to the Master Program Agreement
                       between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999


                                Target Customer
                                ---------------


Any company or account engaged in the distance learning application through the Sullivan Group and NetWolves Corporation.

                                   Exhibit G
                        to the Master Program Agreement
                       between NetWolves Corporation and
                                 Comdisco, Inc.
                              Dated July 26, 1999


            Form of Master Agreement and Services Schedule attached.